Exhibit 32.2

SECTION 1350 CERTIFICATION

OF THE CHIEF FINANCIAL OFFICER

I, Neal A. Ballew, Chief Financial Officer of Omega Healthcare Investors, Inc. (the “Company”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:

(1)  the Quarterly Report on Form 10-Q of the Company for the three months ended September 30, 2026 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 4, 2026

/s/	NEAL A. BALLEW
Neal A. Ballew
Chief Financial Officer